770 Transactions effected pursuant to Rule 10f-3

On June 13, 2002, Stein Roe Managed Municipals Fund (Fund) purchased 1,200,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $1,313,280 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers; Morgan Stanley; Salomon Smith Barney; ABN Amro Financial Services, Inc.; Banc of America Securities, LLC; Wachovia Bank, National Association.

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 13, 2002, Stein Roe Managed Municipals Fund (Fund) purchased 600,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $656,640 from Morgan Stanley & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers; Morgan Stanley; Salomon Smith Barney; ABN Amro Financial Services, Inc.; Banc of America Securities, LLC; Wachovia Bank, National Association.

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 13, 2002, Stein Roe Managed Municipals Fund (Fund) purchased 200,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $218,880 from Merrill Lynch, Pierce Fenner pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers; Morgan Stanley; Salomon Smith Barney; ABN Amro Financial Services, Inc.; Banc of America Securities, LLC; Wachovia Bank, National Association.

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 13, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased 250,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $273,600 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers; Morgan Stanley; Salomon Smith Barney; ABN Amro Financial Services, Inc.; Banc of America Securities, LLC; Wachovia Bank, National Association.

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 13, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased 250,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $273,600 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers; Morgan Stanley; Salomon Smith Barney; ABN Amro Financial Services, Inc.; Banc of America Securities, LLC; Wachovia Bank, National Association.

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 13, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased 500,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $547,200 from Goldman, Sachs & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers; Morgan Stanley; Salomon Smith Barney; ABN Amro Financial Services, Inc.; Banc of America Securities, LLC; Wachovia Bank, National Association.